                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): November 10, 1999



                                S1 CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          DELAWARE                      000-24931               58-2395199
----------------------------           ------------          -------------------
(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)



           3390 PEACHTREE ROAD, NE, SUITE 1700, ATLANTA, GEORGIA 30326
           -----------------------------------------------------------
                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (404) 812-6200
                                                           --------------


                     SECURITY FIRST TECHNOLOGIES CORPORATION
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     On November 10, 1999, S1 Corporation, a Delaware corporation ("S1"), completed its acquisition (the "Edify Merger") of the assets and business of Edify Corporation, a Delaware corporation ("Edify"), pursuant to an Agreement and Plan of Merger, dated May 16, 1999 (the "Edify Merger Agreement"). Edify stockholders approved the Edify Merger Agreement and the Edify Merger at a special meeting held on November 10, 1999. S1's stockholders approved the issuance of shares of S1 common stock, par value $.01 per share ("S1 Common Stock"), in connection with the Edify Merger on November 10, 1999. In connection with the Edify Merger, S1's Board of Directors appointed Jeffrey M. Crowe to serve on S1's Board of Directors. Upon the effective time of the Edify Merger, Mr. Crowe determined not to accept the appointment and resigned from the Board of Directors of S1.

     In accordance with the provisions of the Edify Merger Agreement, the Edify Merger was effected on a stock for stock basis in a tax-free exchange. Each issued and outstanding share of Edify common stock, par value $.001 per share ("Edify Common Stock") converted into 0.330969 of a share of S1 Common Stock (excluding options to purchase Edify Common Stock that were not exercised prior to the effective time of the acquisition and which were converted into options to purchase S1 Common Stock at the exchange ratio), plus cash in lieu of fractional shares.

     The press release related to the closing of the Edify Merger is attached at Exhibit 99.1.

     On November 10, 1999, S1 completed its acquisition (the "VerticalOne Merger") of the assets and business of VerticalOne Corporation, a Delaware corporation ("Vertical One"), pursuant to an Agreement and Plan of Merger, dated September 23, 1999, (the "VerticalOne Merger Agreement"). VerticalOne stockholders approved the VerticalOne Merger Agreement and the VerticalOne Merger at a special meeting held on November 10, 1999. S1's stockholders approved the issuance of shares of S1 Common Stock in connection with the VerticalOne Merger on November 10, 1999. In connection with the VerticalOne Merger, S1's Board of Directors appointed Gregg Freishtat to serve on S1's Board of Directors.

     In accordance with the provisions of the VerticalOne Merger Agreement, the VerticalOne Merger was effected on a stock for stock basis in a tax-free exchange. Each issued and outstanding share of VerticalOne common stock, par value $.001 per share ("VerticalOne Common Stock") converted into 0.1903 of a share of S1 Common Stock and a contingent right to receive up to 0.0097 of a share of S1 Common Stock (excluding options to purchase VerticalOne Common Stock that were not exercised prior to the effective time of the acquisition and which were converted into options to purchase S1 Common Stock at the exchange ratio), plus cash in lieu of fractional shares.

     The press release related to the closing of the VerticalOne Merger is attached at Exhibit 99.2.

     S1's registration statement on Form S-4 (File No. 333-82711), as amended (the "Registration Statement"), sets forth certain additional information regarding the Edify Merger and the VerticalOne Merger.

ITEM 5. OTHER EVENTS.

     On November 10, 1999, S1 filed a certificate of amendment to its Amended and Restated Certificate of Incorporation changing the name of S1 to "S1 Corporation."

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial statements of businesses acquired.

     The following audited financial statements of Edify previously have been filed with the Securities and Exchange Commission (the "SEC") as part of the Registration Statement and are incorporated herein by reference:

          --   Independent Auditor's Report.

          --   Consolidated Balance Sheets as of December 31, 1998 and 1997.

          -- Consolidated Statements of Income for years ended December 31, 1998, 1997 and 1996.

          -- Consolidated Statements of Cash Flows for the years ended December 31, 1998, 1997 and 1996.

          --   Notes to Consolidated Financial Statements.

     The following unaudited financial statements of Edify have previously been filed with the SEC as part of the Registration Statement and are incorporated herein by reference:

          --   Consolidated Balance Sheets - June 30, 1999 and December 31,
               1998.

          -- Consolidated Statements of Income - Six Months ended June 30, 1999 and 1998.

          -- Consolidated Statements of Cash Flows - Six Months ended June 30, 1999 and 1998.

          --   Notes to Consolidated Financial Statements.

     The following audited financial statements of VerticalOne previously have been filed with the SEC as part of the Registration Statement and are incorporated herein by reference:

          --   Independent Auditors' Report.

          --   Consolidated Balance Sheet as of December 31, 1998.

          -- Statements of Operations for the period from Inception (October 8, 1998) through December 31, 1998.

          --   Statement of Cash Flows for the period of Inception (October 8,
               1998) through December 31, 1998.

          --   Notes to Financial Statements.

     The following unaudited financial statements of VerticalOne have previously been filed with the SEC as part of the Registration Statement and are incorporated herein by reference:

          --   Balance Sheet - June 30, 1999 and December 31, 1998.

          -- Statements of Operations - Six Months ended June 30, 1999 and for the period from Inception (October 8, 1998) through June 30, 1999.

          -- Statements of Cash Flows - Six Months ended June 30, 1999 and for the period from Inception (October 8, 1998) through June 30, 1999.

          --   Notes to Financial Statements.

     (b)  Pro forma financial information

     The required pro forma financial information of S1, Edify and VerticalOne has previously been filed with the SEC as part of the Registration Statement and is incorporated herein by reference.

     (c)  Exhibits

          2.1 Agreement and Plan of Merger, dated as of May 16, 1999, by and among S1 Corporation, Sahara Strategy Corporation and Edify (incorporated herein by reference to Exhibit

               2.2 to the Current Report on Form 8-K filed with the SEC by S1 on May 21, 1999).

          2.2 Agreement and Plan of Merger, dated as of September 23, 1999, by and among S1 Corporation, VerticalOne Acquisition Corporation and VerticalOne Corporation (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed with the SEC by S1 on October 1, 1999).

          23.1 Consent of KPMG LLP regarding Edify financial statements.

          23.2 Consent of KPMG LLP regarding VerticalOne financial statements.

          99.1 Press release regarding Edify transaction.

          99.2 Press release regarding VerticalOne transaction.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         S1 CORPORATION
                                         ---------------------------------------
                                         (Registrant)


                                         /s/ Lisa Wilkie
                                         ---------------------------------------
                                         Lisa Wilkie
                                         Controller



Date:  November 18, 1999

                                INDEX TO EXHIBITS

Exhibit No.         Description                                                       Page
-----------         -----------                                                       ----

2.1 Agreement and Plan of Merger, dated as of May 16, 1999, by and among Security First Technologies Corporation, Sahara
                    Strategy Corporation and Edify (incorporated herein by reference to Exhibit 2.2 to the Current Report on Form 8-K filed with the SEC by S1 on May 21, 1999.)

2.2                 Agreement and Plan of Merger, dated as of September 23,
                    1999, by and among Security First Technologies Corporation,
                    VerticalOne Acquisition Corporation and VerticalOne
                    Corporation (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed with the SEC by S1 on October 1, 1999.)

23.1                Consent of KPMG LLP regarding Edify financial statements.

23.2 Consent of KPMG LLP regarding VerticalOne financial statements.

99.1                Press release regarding Edify transaction.

99.2                Press release regarding VerticalOne transaction.